FOR IMMEDIATE RELEASE

CONTACTS:      James G. Rakes, President & CEO        (540) 951-6236
               J. Robert Buchanan, Treasurer          (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                        ANNOUNCES THIRD QUARTER EARNINGS


BLACKSBURG, VA, OCTOBER 14, 2005: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) announced that it has posted net income of over $3.05 million for the third quarter. This translates to basic net income per share of $0.87. Year-to-date net income at September 30 was nearly $9.20 million, slightly above the $9.11 million that was reported on September 30, 2004. Net loans, at $493.24 million, grew by 5.79% when compared with the $466.26 million in net loans at the end of the third quarter in 2004. The ratio of non-performing loans to total loans on September 30 was 0.05%, down from 0.10% last year. Total assets at the end of the third quarter were nearly $828.91 million, up by 5.92% over the same period last year.

        In discussing year-to-date results, James G. Rakes, Chairman, President & CEO of National Bankshares, Inc., noted, "We are experiencing some compression of the net interest margin in this rising interest rate environment, and it has impacted earnings. Loan demand remains strong, particularly in our New River Valley markets, and measures of loan quality are solid. Despite the challenging rate environment and higher non-interest expense attributable to recent acquisitions, we are pleased to post earnings that are ahead of 2004. At National Bankshares, we believe that success comes from focusing on our strengths. Our employees are committed to community banking. They are friendly professionals who provide a full range of financial products and services to our customers at convenient offices, over the phone and on the Internet."

        National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia. Its two community bank subsidiaries, The National Bank of Blacksburg and Bank of Tazewell County, operate from 26 offices throughout Southwest Virginia. The company also has a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available on the company's web site at www.nationalbankshares.com.

                            (unaudited tables follow)

National Bankshares, Inc. And Subsidiaries
(000's), except ratios and percent data

Three months ending                                September 30, 2005       September 30, 2004              Change

Selected Consolidated Data :
--------------------------------------------------------------------------------------------------------------------
Interest income                                          $11,483               $10,841                        5.92%
--------------------------------------------------------------------------------------------------------------------
Interest expense                                           3,816                 2,904                       31.40%
--------------------------------------------------------------------------------------------------------------------
Net interest income                                        7,667                 7,937                       -3.40%
--------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                    169                   293                      -42.32%
--------------------------------------------------------------------------------------------------------------------
Trust income                                                 326                   274                       18.98%
--------------------------------------------------------------------------------------------------------------------
Other noninterest income                                   1,566                 1,591                       -1.57%
--------------------------------------------------------------------------------------------------------------------
Salary and benefits                                        2,822                 2,723                        3.64%
--------------------------------------------------------------------------------------------------------------------
Occupancy expense                                            491                   473                        3.81%
--------------------------------------------------------------------------------------------------------------------
Amortization of intangibles                                  283                   233                       21.46%
--------------------------------------------------------------------------------------------------------------------
Other noninterest expense                                  1,783                 1,846                       -3.41%
--------------------------------------------------------------------------------------------------------------------
Income taxes                                                -957                -1,019                       -6.08%
--------------------------------------------------------------------------------------------------------------------
Net income                                                $3,054                $3,215                       -5.01%
--------------------------------------------------------------------------------------------------------------------
Basic net income per share                                 $0.87                 $0.91                       -$0.04
--------------------------------------------------------------------------------------------------------------------


Daily averages:
--------------------------------------------------------------------------------------------------------------------
Gross loans                                             $497,152              $472,495                        5.22%
--------------------------------------------------------------------------------------------------------------------
Loans,net                                               $490,614              $465,806                        5.33%
--------------------------------------------------------------------------------------------------------------------
Total securities                                         261,951               256,727                        2.03%
--------------------------------------------------------------------------------------------------------------------
Total deposits                                           728,295               697,119                        4.47%
--------------------------------------------------------------------------------------------------------------------
Other borrowings                                              70                 1,086                      -93.55%
--------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                      91,071                83,919                        8.52%
--------------------------------------------------------------------------------------------------------------------
Cash and due From                                         16,077                17,223                       -6.65%
--------------------------------------------------------------------------------------------------------------------
Interest-earning assets                                  775,015               736,198                        5.27%
--------------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities                             615,276               603,017                        2.03%
--------------------------------------------------------------------------------------------------------------------
Intangible assets                                         17,554                17,659                       -0.59%
--------------------------------------------------------------------------------------------------------------------
Total assets                                             823,188               786,220                        4.70%
--------------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
--------------------------------------------------------------------------------------------------------------------
Return on average assets                                   1.47%                 1.63%                        -0.16
--------------------------------------------------------------------------------------------------------------------
Return on average equity                                  13.30%                15.24%                        -1.94
--------------------------------------------------------------------------------------------------------------------
Net interest margin                                        4.31%                 4.70%                        -0.39
--------------------------------------------------------------------------------------------------------------------
Efficiency ratio                                             ---                   ---                          ---
--------------------------------------------------------------------------------------------------------------------
Average equity to average assets                          11.06%                10.67%                         0.39
--------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
--------------------------------------------------------------------------------------------------------------------
Beginning balance                                         $5,632                $5,886                       -4.32%
--------------------------------------------------------------------------------------------------------------------
Provision for losses                                         169                   293                      -42.32%
--------------------------------------------------------------------------------------------------------------------
Charge-offs                                                 -227                  -411                      -44.77%
--------------------------------------------------------------------------------------------------------------------
Recoveries                                                    46                    67                      -31.34%
--------------------------------------------------------------------------------------------------------------------
Acquisition of CNB                                           ---                   ---
--------------------------------------------------------------------------------------------------------------------
Ending balance                                            $5,620                $5,835                       -3.68%
--------------------------------------------------------------------------------------------------------------------


Year to Date                                       September 30, 2005       September 30, 2004              Change

Selected Consolidated Data :
--------------------------------------------------------------------------------------------------------------------
Interest income                                          $33,786               $30,655                       10.21%
--------------------------------------------------------------------------------------------------------------------
Interest expense                                          10,085                 8,162                       23.56%
--------------------------------------------------------------------------------------------------------------------
Net interest income                                       23,701                22,493                        5.37%
--------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                    557                   885                      -37.06%
--------------------------------------------------------------------------------------------------------------------
Trust income                                               1,062                 1,105                       -3.89%
--------------------------------------------------------------------------------------------------------------------
Other noninterest income                                   4,525                 4,180                        8.25%
--------------------------------------------------------------------------------------------------------------------
Salary and benefits                                        8,534                 7,815                        9.20%
--------------------------------------------------------------------------------------------------------------------
Occupancy expense                                          1,450                 1,337                        8.45%
--------------------------------------------------------------------------------------------------------------------
Amortization of intangibles                                  832                   699                       19.03%
--------------------------------------------------------------------------------------------------------------------
Other noninterest expense                                  5,843                 5,159                       13.26%
--------------------------------------------------------------------------------------------------------------------
Income taxes                                              -2,873                -2,772                        3.64%
--------------------------------------------------------------------------------------------------------------------
Net income                                                $9,199                $9,111                        0.97%
--------------------------------------------------------------------------------------------------------------------
Basic net income per share                                 $2.62                 $2.59                        $0.03
--------------------------------------------------------------------------------------------------------------------
Fully diluted net income per share                           ---                   ---                          ---
--------------------------------------------------------------------------------------------------------------------
Dividends per share                                          ---                   ---                          ---
--------------------------------------------------------------------------------------------------------------------
Dividend payout ratio                                        ---                   ---                          ---
--------------------------------------------------------------------------------------------------------------------
Book value per share                                      $26.39                 24.81                        $1.58
--------------------------------------------------------------------------------------------------------------------


Balance sheet at period-end:
--------------------------------------------------------------------------------------------------------------------
Gross loans                                             $499,787              $472,958                        5.67%
--------------------------------------------------------------------------------------------------------------------
Loans, net                                              $493,240              $466,256                        5.79%
--------------------------------------------------------------------------------------------------------------------
Total securities                                         263,943               255,841                        3.17%
--------------------------------------------------------------------------------------------------------------------
Cash and due From                                         17,114                16,206                        5.60%
--------------------------------------------------------------------------------------------------------------------
Total deposits                                           732,177               690,291                        6.07%
--------------------------------------------------------------------------------------------------------------------
Other borrowings                                             623                 2,214                      -71.86%
--------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                      92,670                87,270                        6.19%
--------------------------------------------------------------------------------------------------------------------
Intangible assets                                         17,397                17,565                       -0.96%
--------------------------------------------------------------------------------------------------------------------
Total assets                                             828,907               782,613                        5.92%
--------------------------------------------------------------------------------------------------------------------


Daily averages:
--------------------------------------------------------------------------------------------------------------------
Gross loans                                             $492,908              $434,943                       13.33%
--------------------------------------------------------------------------------------------------------------------
Loans,net                                               $486,338              $405,903                       19.82%
--------------------------------------------------------------------------------------------------------------------
Total securities                                         261,033               226,692                       15.15%
--------------------------------------------------------------------------------------------------------------------
Cash and due From                                         15,464                13,952                       10.84%
--------------------------------------------------------------------------------------------------------------------
Total deposits                                           719,797               615,958                       16.86%
--------------------------------------------------------------------------------------------------------------------
Other borrowings                                             758                   195                      288.72%
--------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                      89,819                76,648                       17.18%
--------------------------------------------------------------------------------------------------------------------
Interest-earning assets                                  766,392               659,963                       16.13%
--------------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities                             606,678               537,631                       12.84%
--------------------------------------------------------------------------------------------------------------------
Intangible assets                                         17,519                12,445                       40.77%
--------------------------------------------------------------------------------------------------------------------
Total assets                                             814,827               695,291                       17.19%
--------------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
--------------------------------------------------------------------------------------------------------------------
Return on average assets                                   1.51%                 1.64%                        -0.13
--------------------------------------------------------------------------------------------------------------------
Return on average equity                                  13.69%                14.60%                        -0.91
--------------------------------------------------------------------------------------------------------------------
Net interest margin                                        4.53%                 4.73%                        -0.20
--------------------------------------------------------------------------------------------------------------------
Efficiency ratio                                          52.84%                50.01%                         2.83
--------------------------------------------------------------------------------------------------------------------
Average equity to average assets                          11.02%                11.02%                         0.00
--------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
--------------------------------------------------------------------------------------------------------------------
Beginning balance                                         $5,729                $5,369                        6.71%
--------------------------------------------------------------------------------------------------------------------
Provision for losses                                         557                   885                      -37.06%
--------------------------------------------------------------------------------------------------------------------
Charge-offs                                                 -812                -1,091                      -25.57%
--------------------------------------------------------------------------------------------------------------------
Recoveries                                                   146                   174                      -16.09%
--------------------------------------------------------------------------------------------------------------------
Acquisition of CNB                                           ---                   498                     -100.00%
--------------------------------------------------------------------------------------------------------------------
Ending balance                                            $5,620                $5,835                       -3.68%
--------------------------------------------------------------------------------------------------------------------


Nonperforming assets:
--------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                            $251                  $478                      -47.49%
--------------------------------------------------------------------------------------------------------------------
Restructured loans                                           ---                   ---                          ---
--------------------------------------------------------------------------------------------------------------------
Total nonperforming loans Note (2)                           251                   478                      -47.49%
--------------------------------------------------------------------------------------------------------------------
Other real estate owned                                      429                 1,010                      -57.52%
--------------------------------------------------------------------------------------------------------------------
Total nonperforming assets                                  $680                $1,488                      -54.30%
--------------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note (3)
------------------------------------
Nonperforming loans to total loans                         0.05%                 0.10%                        -0.05
--------------------------------------------------------------------------------------------------------------------
Allowance for loan losses to total loans                   1.13%                 1.24%                        -0.11
--------------------------------------------------------------------------------------------------------------------
Allowance for loan losses                                    ---                   ---                          ---
  to nonperforming loans                                2239.04%              1220.71%                      1018.33
--------------------------------------------------------------------------------------------------------------------
 Note (2) Loans 90 days past due or more not included Note (3) Ratio change measured in bp